SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☑                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to § 240.14a-12

TIME WARNER CABLE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On January 15, 2014, Time Warner Cable Inc. posted the following presentation to its website.

Charter’s Proposal is Grossly Inadequate January 15, 2014

Forward-Looking Statements and Disclaimers
ADDITIONAL INFORMATION
Time Warner Cable expects to file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”) and to provide any definitive proxy statement to its security holders. INVESTORS AND SECURITY HOLDERS OF TIME WARNER CABLE ARE URGED TO READ THIS DOCUMENT AND ANY OTHER DOCUMENTS
FILED BY TIME WARNER CABLE WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION.  Investors and security holders will be able to obtain free copies of the definitive proxy statement (when available) and any other documents filed with the SEC by Time Warner Cable through the web site maintained by the SEC at http://www.sec.gov.
CERTAIN INFORMATION REGARDING PARTICIPANTS
FORWARD-LOOKING STATEMENTS AND DISCLAIMERS
Time Warner Cable and certain of its directors and executive officers may be deemed to be participants in a solicitation under the rules of the SEC.  Security holders may obtain information regarding the names, affiliations and interests of Time Warner Cable’s directors and executive officers in Time Warner Cable’s
Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 15, 2013, and its proxy statement for the 2013
Annual Meeting, which was filed with the SEC on April 4, 2013.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC if and when they become available.
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities.  This document includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and we intend that all such statements be covered by the safe harbor provisions of the federal securities laws.  Statements herein regarding future financial and operating results and any other statements about future expectations constitute “forward-looking statements.”  These forward-looking statements may be identified by words such as “believe,” “expects,”
“anticipates,” “projects,” “intends,” “should,” “estimates” or similar expressions.  These statements are based on management’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances.  Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, and other factors affecting the operations of Time
Warner Cable.  More detailed information about these factors may be found in filings by Time Warner Cable with the SEC, including its most recent Annual
Report on Form 10-K and Quarterly Reports on Form 10-Q.  Time Warner Cable is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.
The materials herein may contain certain previously published third-party material. Unless otherwise indicated, consent of the author and publication has not been obtained to use the material as proxy soliciting material.

Charter has made a number of claims in its public comments about TWC and the
Charter proposal that we believe reflect a fundamental lack of understanding of our operations and strategy
We will address these claims in due course.  However, none of what Charter has claimed changes the simple fact that its proposal is grossly inadequate
As such, these materials focus on TWC’s value as a one-of-a-kind asset that Tom
Rutledge correctly has identified as the biggest and best M&A option available
Presentation Context
•
•
•

Charter’s proposal fails to reflect the significant value of TWC’s high quality assets, unique scale, synergy potential, growth opportunities and strong financial position
It is materially below precedent transaction multiples, especially transactions of a similar scale to TWC
The proposal fails to adequately compensate and protect TWC shareholders for the risks of owning Charter’s stock
We have engaged with Charter, but Charter is not prepared to pay for a one-of-a-
kind asset and instead chose to go public with another low-ball proposal in an attempt to steal the Company
Charter’s Proposal is Grossly Inadequate
The TWC Board of Directors unanimously rejected Charter’s
third grossly inadequate proposal
•
•
•
•

Starting in May of 2013, TWC management engaged with Charter and Liberty in an attempt to understand their approach.  After numerous meetings in May, June, and July, Charter made a low-
ball offer of $114 per TWC share, which was rejected by our Board
Charter did not re-engage with TWC until late October, when it made another low-ball offer of $127 per TWC share, which was also rejected by our Board
In December, TWC management had numerous conversations with Charter management in order to understand:
On December 27, TWC management made clear to Charter:
TWC Has Engaged With Charter
Rather than pursuing this path, Charter has chosen to go public with its third low-ball offer trying to pressure TWC's Board into selling the Company at a grossly inadequate price
– Charter’s proposal and operational plan
– Charter’s view on synergies and tax attributes
– Charter’s proposed capital structure and financing plan
– Our concerns about the highly uncertain value of Charter’s stock
– That our Board is open to a transaction with Charter at $160 per TWC share consisting of $100 in cash and
$60 per share of Charter common stock, with a 20% symmetrical collar
•
•
•
•

Charter’s proposal is well below recent cable transactions, especially transactions of a similar scale to TWC
–
Only true comparable deal from a scale perspective, AT&T Broadband, sold in 2002 for ~21x
EBITDA, ~8x higher than the average trading multiple of public comparable cable companies at the time
–
The Charter proposal to acquire TWC is at a significant discount to Charter’s standalone public trading multiple
Charter Has Made 3 Proposals to TWC
(1)
(2)
Recap of Charter’s Grossly Inadequate Proposals
•
July 2013 October 2013 January 2014
Consideration Per TWC Share
Cash $79.11 $82.54 $82.54
Stock $34.56 $44.49 $49.96
Exchange Ratio 0.275x 0.329x 0.372x
Total $113.67 $127.03 $132.50
Premium / Discount to Current TWC Share Price (16.4%) (6.6%) (2.6%)
Adjusted 2014E EBITDA Multiples:
Implied TWC Takeover Multiple 7.2x
Charter Trading Multiple 9.4x
Source:  Company filings, Wall Street research estimates. EBITDA estimates throughout the presentation are based on Wall Street consensus EBITDA estimates for each company less stock-based compensation expense if not already factored into estimates. Wall Street analysts may use slightly different definitions for EBITDA for each company.
Note:
Current prices as of 1/14/2014 close.
1.
Based on consensus estimates of TWC 2014E EBITDA post stock-based compensation of $8.3 billion.
2.
Based on consensus estimates of Charter 2014E EBITDA post stock-based compensation of $3.2 billion.

TWC is the Premier Pure-Play Cable Company
Industry Leading Business
• $22.0 billion of Last Twelve Months
Revenue (9/30/2013)
– $18.4 billion residential services
– $2.2 billion business services
– $1.4 billion advertising & other
• 15.1 million customers (9/30/2013)
– 14.5 million residential services
– 0.6 million business services
• Ideally situated to capitalize on future
growth opportunities as a result of our
robust network, operational expertise and
financial flexibility
• Ongoing product roll-outs and
improvements, including:
– Robust WiFi network
– IntelligentHome
– TWC TV apps (for iOS, Android, Roku,
Samsung Smart TV, Xbox and Kindle
platforms)
– Cloud-based guide
– Cloud services for businesses
Extensive Geographic Footprint
• Owns well-clustered cable systems
located in key geographic areas,
including:
– New York State
(including New York City)
– Southern California
(including Los Angeles)
– Texas
– The Carolinas
– Midwest (including Ohio, Kentucky
and Wisconsin)
Innovative Technology Pioneer
• Recognized leader in technical innovation,
including 8 Emmys for technology and
engineering
• State-of-the-art network
– Nationwide fiber backbone
– Deep metro fiber assets
– Increasing standard HSD speeds to
50x5 and top HSD speeds to 300x20 in
2014
– Internally managed content delivery
network for IP video delivery
• Cutting-edge video services
– Most advanced linear IP video product
in industry, with up to 300 live linear
channels available via multiple
platforms
– Average of 179 HD channels per
market
– All digital in NYC and in the process of
going all digital in other markets
TWC-Serviced States (1)
1. Represents states where TWC has video customers.

TWC is Uniquely Positioned to Deliver Scale
in the Cable Industry
Sources: Public filings, company websites, SNL Kagan.
Notes: PSUs, or primary service units, defined as the sum of video, data, and voice subscribers as of Q3 2013.
Comcast revenue reflects cable operations only.
Cox revenue as of 2012 results per company website.
Charter and Cablevision LTM revenue pro forma for Bresnan transaction.
Top Cable Players by PSUs
($ in billions, PSUs and passings in millions)
LTM 9/30/13
Revenue
$41.3 $22.0 $9.6 $8.3 $6.2 $2.2 $1.6
Passings 53.7 29.8 10.4 12.8 5.0 3.1 2.8
TWC is the only independent, publicly traded cable company of scale
52.4
28.2
11.6
11.2
7.9
2.8
2.3
Comcast TWC Cox Charter Cablevision Suddenlink Mediacom

Precedent Forward EBITDA Multiples (over $1 billion)
Proposal does not reflect the scale and quality of TWC’s assets and the estimated synergy potential
Announcement Date:
Jun-2010 Aug-2011 Jul-2012 Mar-2013
$71.4 $17.6 $1.4 $3.0 $1.0 $1.4 $6.6 $1.6 $2.6 $62.4
Deal Value
($ in billions):
Apr-2005 Dec-2001
Premium to
Industry Trading
Multiples:
Jun-2012 Jul-2012 Feb-2013 Jan-2014
(1)
Target Subs as a % of
Acquiror Subs:
143% 30% 10% 6% NA 30% NA 7% NA 267%
Strategic Buyer Large Scale Transactions Financial Buyer
Charter’s Proposal is Significantly Below
Precedent Transaction Valuations
8.0x 4.4x 2.5x 2.7x 1.4x 1.7x 1.7x 0.6x 1.6x (1.0x)
8.2x
8.4x
8.0x
8.3x 8.3x
8.0x
8.6x
7.2x
Comcast /
AT&T
Broadband
TWX &
Comcast /
Adelphia
CVC /
Bresnan
TWC /
Insight
Oak Hill /
WaveDivision
Cogeco /
Atlantic
BC Partners /
Suddenlink
Charter /
Bresnan
Liberty /
Charter
Charter Proposal
20.8x
13.5x
$160 proposal TWC management discussed
with Charter implies 8.2x fwd. multiple
Sources:  Public filings, Press releases, Mergermarket, Factset, Wall Street research estimates.
1. Industry averages based on average of ADLAC, MCCC, ICCI, CVC, CMCSA, TWC, CVC and CHTR one year forward trading multiples around announcement date when available, and excluding target multiple if listed (e.g., Charter, TWC).
•

✓	✓	✓	✓			
			✓	✓	✓	✓	✓		
							✓		
					✓		✓		
				✓					
			✓						
							✓		
			✓				✓		
			✓	✓	✓	✓	✓

Acquiror / Target Ann. Date Deal Value
($ billion)
Sizeable
Asset
Top
Markets
Significant
Synergies
Shared
Syn.
Tax
Assets
EBITDA
Multiple
Prem. to
Industry
Comcast / AT&T
Broadband
Dec-01 $71.4 20.8x 8.0x
TWX & Comcast /
Adelphia
Apr-05 $17.6 13.5x 4.4x
CVC / Bresnan Jun-10 $1.4 8.2x 2.5x
TWC / Insight Aug-11 $3.0 8.4x 2.7x
Oak Hill /
WaveDivision
Jun-12 $1.0 8.0x 1.4x
Cogeco / Atlantic
Broadband
Jul-12 $1.4 8.3x 1.7x
BC Partners /
Suddenlink
Jul-12 $6.6 8.3x 1.7x
Charter / Bresnan Feb-13 $1.6 8.0x 0.6x
Liberty / Charter Mar-13 $2.6 8.6x 1.6x
TWC (per Charter Proposal) 7.2x (1.0x)
(2)
$62.4
(3) (1)
(4)
Charter’s Proposal Significantly Undervalues
TWC’s Unique Attributes
Sources: Public filings and SNL Kagan; Press releases, Mergermarket, Factset, Wall Street research estimates.
1. Based on % of basic subscribers in Top 20 DMAs.
2. Target shareholders benefit from post-transaction synergies.
3. 1-Year Fwd. EBITDA multiple.
4. Industry averages based on average of ADLAC, MCCC, ICCI, CVC, CMCSA, TWC, CVC and CHTR one year forward trading multiples around announcement date when available, and excluding target multiple if listed (e.g., Charter, TWC).